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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - OCTOBER 18, 2000







                                     ALLETE
                 (legally incorporated as Minnesota Power, Inc.)


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit of ALLETE is filed herewith in accordance with Item 601 of Regulation S-K:

  Exhibit
  Number

    99   -   ALLETE News Release dated October 18, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                       ALLETE
                                    --------------------------------------------
                                                    (Registrant)





October 18, 2000                                    D. G. Gartzke
                                    --------------------------------------------
                                                    D. G. Gartzke
                                           Senior Vice President - Finance
                                             and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number

  99   -   ALLETE News Release dated October 18, 2000